UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 16, 2019 (September 10, 2019)

Harvest Oil & Gas Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33024	80-0656612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 750, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

(713) 651-1144

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.Completion of Acquisition or Disposition of Assets

As previously disclosed, on July 29, 2019, EV Properties, L.P. (“EV Properties”), a wholly-owned subsidiary of Harvest Oil & Gas Corp. (the “Company”), entered into a definitive agreement (as amended, the “Barnett PSA”) to sell substantially all of its interests in the Barnett Shale (the “Barnett Transaction”) to Bedrock Production, LLC, with an effective date of April 1, 2019.  On September 10, 2019, EV Properties completed the sale of assets pursuant to the Barnett PSA for total cash consideration of $63.5 million, net of preliminary purchase price adjustments. The preliminary purchase price adjustments include a $6.4 million reduction in the purchase price paid at closing related to certain of the Company’s interests that are not included in the initial closing but that are expected to be included in a subsequent closing in 2019. The foregoing description of the Barnett PSA and the Barnett Transaction does not purport to be complete and is qualified in its entirety by reference to the Barnett PSA, which is filed as Exhibits 2.1, 2.2, 2.3 and 2.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Also as previously disclosed, on July 12, 2019, EV Properties entered into a definitive agreement (the “Mid-Con PSA”) to sell certain oil and gas properties in the Mid-Continent area (the “Mid-Con Transaction”) to BCE-Mach II LLC, with an effective date of January 1, 2019.  On September 13, 2019, EV Properties completed the sale of assets pursuant to the Mid-Con PSA for total cash consideration of $5.4 million, net of preliminary purchase price adjustments. The foregoing description of the Mid-Con PSA and the Mid-Con Transaction does not purport to be complete and is qualified in its entirety by reference to the Mid-Con PSA, which is filed as Exhibits 2.5 and 2.6 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company is currently considering alternatives to return net proceeds received from the Barnett Transaction and the Mid-Con Transaction to its shareholders, which could include dividends, distributions or share repurchases.

Item 7.01.Regulation FD Disclosure.

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On September 16, 2019, the Company issued a press release announcing its completion of the Barnett Transaction and the Mid-Con Transaction, its plans for a new revolving credit facility and the initiation of a review of strategic alternatives. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In conjunction with the closing of the Barnett Transaction and Mid-Con Transaction, the Company unwound hedges and received $7.9 million of proceeds. The volume of hedges unwound were 2,990,000 MMBtus of Natural Gas hedges for October through December 2019, 10,980,000 MMBtus of Natural Gas hedges for 2020, 85,400 Bbls of Crude Oil hedges for September through December 2019, 228,750 Bbls of Crude Oil hedges for 2020, 193,980 Bbls of Ethane hedges for September through December 2019, 457,500 Bbls of Ethane hedges for 2020, 89,060 Bbls of Propane hedges for September through December 2019 and 199,470 Bbls of Propane hedges for 2020.

Additionally, on September 13, 2019, the borrowing base under the existing credit facility was reduced to $50.0 million as a result of the asset sales in the Barnett Shale and Mid-Continent area.

Item 9.01.Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2019, which gives effect to the Barnett Transaction and the Mid-Con Transaction, and the unaudited pro forma consolidated statements of operations of the Company for the six months ended June 30, 2019 and the year ended December 31, 2018, which give effect to the Barnett Transaction and the Mid-Con Transaction as well as the sale completed on April 2, 2019 of the oil and gas properties in the San Juan Basin and the Company’s plan of reorganization and fresh start accounting, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
2.1*	Purchase and Sale Agreement, dated as of July 29, 2019, by and between EV Properties, L.P. and Bedrock Production, LLC.
2.2	First Amendment to Purchase and Sale Agreement, dated as of August 28, 2019, by and between EV Properties, L.P. and Bedrock Production, LLC.
2.3	Second Amendment to Purchase and Sale Agreement, dated as of September 6, 2019, by and between EV Properties, L.P. and Bedrock Production, LLC.
2.4	Third Amendment to Purchase and Sale Agreement, dated as of September 6, 2019, by and between EV Properties, L.P. and Bedrock Production, LLC.
2.5*	Purchase and Sale Agreement, dated as of July 12, 2019, by and between EV Properties, L.P. and BCE-Mach II LLC.
2.6	First Amendment to Purchase and Sale Agreement, dated as of September 10, 2019, by and between EV Properties, L.P. and BCE-Mach II LLC.
99.1	Press Release of Harvest Oil & Gas Corp., dated September 16, 2019.
99.2

Unaudited pro forma consolidated balance sheet of the Company as of June 30, 2019 and the unaudited pro forma consolidated statements of operations of the Company for the six months ended June 30, 2019 and the year ended December 31, 2018 and the notes related thereto.

___________

*Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. In addition, pursuant to Item 601(b)(2) of Regulation S-K, certain immaterial provisions of the agreement that would likely cause competitive harm to the Company if publicly disclosed have been redacted. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and attachments and an unredacted copy of the agreement to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any documents so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 16, 2019

Harvest Oil & Gas Corp.

By:	/s/ RYAN STASH
Ryan Stash
Vice President and Chief Financial Officer